                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


(X)  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
( )  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                              Stanly Capital Corp
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                               STANLY CAPITAL CORP
                             167 NORTH SECOND STREET
                         ALBEMARLE, NORTH CAROLINA 28001

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

         NOTICE is hereby given that the Annual Meeting of Shareholders of Stanly Capital Corp (the "Company") will be held as follows:

                  PLACE:  Stanly County Agri-Civic Center
                              26032 Newt Road
                              Albemarle, North Carolina

                  DATE:   Tuesday, April 22, 1997

                  TIME:   6:00 p.m. - Dinner
                            7:30 p.m. - Business Meeting

         The purposes of the meeting are:

         1. To amend Article I of the Articles of Incorporation of Stanly Capital Corp in order to change the name of the Company to "Uwharrie Capital Corp";

         2.       To elect seven directors of the Company;

         3. To ratify the appointment of Dixon, Odom & Co., L.L.P., as the Company's independent public accountants for 1997; and

         4. To transact such other business as may properly be presented for action at the meeting.

         YOU ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. HOWEVER, EVEN IF YOU PLAN TO ATTEND, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED APPOINTMENT OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE TO ENSURE THAT A QUORUM IS PRESENT AT THE MEETING. THE GIVING OF AN APPOINTMENT OF PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE IT OR TO ATTEND THE MEETING AND VOTE IN PERSON.

                       BY ORDER OF THE BOARD OF DIRECTORS


                      ROGER L. DICK
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER

MARCH __, 1997

                               STANLY CAPITAL CORP

                             167 NORTH SECOND STREET
                         ALBEMARLE, NORTH CAROLINA 28001
                                 (704) 983-6181

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

         This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of Stanly Capital Corp (the "Company") of appointments of proxy for use at the annual meeting of the Company's shareholders (the "Annual Meeting") to be held on Tuesday, April 22, 1997, at 7:30 p.m., in the Stanly County Agri-Civic Center, 26032 Newt Road, Albemarle, North Carolina, and at any adjournments thereof. The Company's proxy solicitation materials are first being mailed to shareholders on or about March __, 1997. In this Proxy Statement, the Company's subsidiary bank, Bank of Stanly, is referred to as the "Bank".

VOTING OF PROXIES

         Persons named in the enclosed appointment of proxy as proxies (the "Proxies") to represent shareholders at the Annual Meeting are Roger L. Dick, Dawn L. Melton and Tamara M. Singletary. Shares represented by each appointment of proxy which is properly executed, returned and not revoked, will be voted in accordance with the directions contained therein. If no directions are given, such shares will be voted "FOR" the election of each of the seven nominees for director named in Proposal 2, and "FOR" Proposals 1 and 3. If, at or before the time of the Annual Meeting, any nominee named in Proposal 2 has become unavailable for any reason, the proxies will be authorized to vote for a substitute nominee. On such other matters as may come before the meeting, the proxies will be authorized to vote in accordance with their best judgment.

RECORD DATE

         The close of business on March 7, 1997, has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only those shareholders of record on that date will be eligible to vote on the proposals described herein.

VOTING SECURITIES

         The Company's voting securities are the shares of its common stock, par value $1.25 per share, of which 2,170,964 shares were issued and outstanding on February 28, 1997.

VOTING PROCEDURES; VOTES REQUIRED FOR APPROVAL

         At the Annual Meeting, each shareholder will be entitled to one vote for each share held of record on the Record Date on each matter submitted for voting and, in the election of directors, for each director to be elected. In accordance with North Carolina law, shareholders will not be entitled to vote cumulatively in the election of directors.

         In the election of directors, the seven nominees receiving the highest number of votes will be elected. For Proposals 1 and 3 to be approved, a majority of the shares represented in person and by proxy and entitled to vote at the Annual Meeting must be voted in favor of approval. Abstentions and broker nonvotes will have no effect in the voting at the Annual Meeting.

REVOCATION OF APPOINTMENT OF PROXY

         Any shareholder who executes an appointment of proxy has the right to revoke it at any time before it is exercised by filing with the Secretary of the Company either an instrument revoking it or a duly executed appointment of proxy bearing a later date, or by attending the Annual Meeting and announcing his or her intention to vote in person.

EXPENSES OF SOLICITATION

         The Company will pay the cost of preparing, assembling and mailing this Proxy Statement. Appointments of proxy also may be solicited personally or by telephone by the Company's and the Bank's directors, officers and employees without additional compensation.

BENEFICIAL OWNERSHIP OF SECURITIES BY MANAGEMENT AND NOMINEES

         As of February, 1997, there were no persons who were known to management of the Company to beneficially own more than 5% of the Company's common stock. The following table lists the individual beneficial ownership of the Company's common stock as of February 28, 1997, by the Company's current directors and nominees for director, by the Company's executive officer named in the Summary Compensation Table below, and by all current directors and executive officers of the Company as a group.

 NAME AND ADDRESS                 AMOUNT AND NATURE OF
 OF BENEFICIAL OWNER              BENEFICIAL OWNERSHIP (1,2)     PERCENT OF CLASS (1)
 -------------------              --------------------------     --------------------
 William S. Aldridge, Jr.                             3,217                   .15
 Cynthia H. Beane                                     9,803                   .45
 Joe S. Brooks                                        3,738                   .17
 Ronald T. Burleson                                   7,493                   .35
 Barton D. Burpeau, Jr.                               1,575                   .07
 William F. Clayton                                   2,180                   .10
 John J. Earnhardt, Jr.                               1,150                   .05
 G. Chad Efird                                        8,607                   .40
 W. Kermit Efird                                     27,428                  1.26
 James L. Harris                                        286                   .01
 Eric M. Johnsen, M.D.                               14,558                   .67
 James F. Link, D.V.M.                                  200                   .01
 Jerry J. Long                                        3,812                   .18
 W. Chester Lowder                                      786                   .04
 James R. Mauney, Sr.                                 8,557                   .39
 Pamela S. Morton                                       336                   .02
 John P. Murray, M.D.                                 6,346                   .29
 Kent E. Newport                                        429                   .02
 Catherine A. Pickler                                 1,074                   .05
 George T. Reaves                                     2,881                  1.33
 A. James Russell                                       574                   .03
 B. A. Smith                                          1,121                   .05


                                       2


 NAME AND ADDRESS                 AMOUNT AND NATURE OF
 OF BENEFICIAL OWNER              BENEFICIAL OWNERSHIP (1,2)     PERCENT OF CLASS (1)
 Boyce E. Thompson                                    4,471                   .20
 Douglas V. Waddell                                     384                   .02
 Roger L. Dick                                       13,122                   .60
 All current directors,
 nominees for director and
 executive officers as a group
 (29 persons)                                       169,261(3)               7.67



(1) Except as otherwise noted, to the best knowledge of management of the Company the individuals named or included in the group above exercise sole voting and investment power with respect to all shares shown as beneficially owned. The calculations of the percentage of class beneficially owned by each individual and by the group as a whole are based on a total number of outstanding shares equal to the 2,205,923 shares currently outstanding plus the number of shares capable of being issued to that individual (if any) and to the group as a whole within 60 days upon the exercise of stock options held by that individual (if any) and by the group, respectively.

(2) Includes shares over which the named individual shares voting and investment power as follows: Mr. Aldridge - 2,881 shares; Ms. Beane - 9,546 shares; Mr. Brooks - 3,538 shares; Mr. Burleson - 1,138 shares; Mr. Burpeau - 1,223 shares; Mr. C. Efird - 8,271 shares; Mr. K. Efird - 27,076 shares; Dr. Johnsen - 14,206 shares; Mr. Long - 3,363 shares; Mr. Lowder - 574 shares; Mr. Mauney - 6,829 shares; Dr. Murray - 5,563 shares; Mr. Newport - 224 shares; Mr. Russell - 174 shares; Mr. Thompson - 2,877 shares.

 (3) Includes a total of 29,201 shares as to which the persons included in the group exercise sole voting and investment power, and 105,101 shares as to which such power is shared. Also includes an aggregate of 34,959 shares which executive officers included in the group could purchase under currently exercisable stock options.

REPORTS OF CHANGES IN BENEFICIAL OWNERSHIP

         Directors and executive officers of the Company are required by federal law to file reports with the Securities and Exchange Commission regarding the amount of and changes in their beneficial ownership of the Company's common stock. In November 1996, Richard E. Clayton, Sr., former Executive Vice President of the Bank, exercised stock options covering 26,324 shares of common stock following his resignation from the Bank and sold those shares on the same day, for which the required report was not filed by its due date. A report has been filed to cover such transaction.

               PROPOSAL 1: AMENDMENT OF ARTICLES OF INCORPORATION

            In order to attract a broader customer base and to give the Company regional as well as local appeal, the Board of Directors of the Company recommends to shareholders that Article I of the Articles of Incorporation of Stanly Capital Corp be amended in order to change the name of the Company from Stanly Capital Corp to "Uwharrie Capital Corp".

           The text of Article I as proposed to be amended is as follows:

                      "The name of the corporation is Uwharrie Capital Corp
                       (herein referred to as the "Corporation")."

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE AMENDMENT OF THE ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO "UWHARRIE CAPITAL CORP".

                        PROPOSAL 2: ELECTION OF DIRECTORS

NOMINEES

         The Company's Bylaws provide for a Board of Directors composed of 18 members divided into three classes, each consisting of six directors who are elected to terms of three years. Each year the terms of six directors expire and six persons are elected as directors for new three-year terms. Due to the death of Director Paul J. Cox, Cynthia H. Beane was appointed to serve on the Board of Directors in 1996 to fill the unexpired one-year term of Mr. Cox. The Board of Directors intends to nominate the seven persons named below for election by shareholders at the Annual Meeting as directors of the Company for the terms specified below or until their respective successors are duly elected and qualified. With the exception of Cynthia H. Beane who currently serves as a director of the Company, all of the nominees are new nominees. In order to continue to evenly stagger the terms of the directors on the Board of Directors, Ms. Beane has been nominated to serve a two-year term.


                                       POSITIONS
                                         WITH             YEAR IN WHICH
                                        COMPANY          FIRST ELECTED/                   PRINCIPAL OCCUPATION
NAME AND AGE                           AND BANK       PROPOSED TERM EXPIRES              AND BUSINESS EXPERIENCE
                                                                                            FOR PAST 5 YEARS
Cynthia H. Beane                    Director                1996/1999         Cynthia H. Beane, CPA, Albemarle, NC
           (48)                                                               (certified public accountant)
Joe S. Brooks                       Nominee                 ---/2000          Partner, Brothers Precision Tool Company,
           (47)                                                               Albemarle, NC (tool and die shop)
Ronald T. Burleson                  Nominee                 ---/2000          Partner, Thurman Burleson & Sons Farm,
            (47)                                                              Richfield, NC  (farming operation)
James F. Link, D.V.M.               Nominee                 ---/2000          Veterinarian and Owner, North Stanly Animal
            (44)                                                              Clinic, New London, NC
Kent E. Newport                     Nominee                 ---/2000          President, KDC, Inc. DBA Coy's Laundromat,
          (35)                                                                Albemarle, NC (coin laundry and self-service
                                                                              carwash)
George T. Reaves                    Nominee                 ---/2000          Retired, previously Vice President Traffic
          (69)                                                                and Transportation, Collins & Aikman
                                                                              Corporation, Albemarle, NC (manufacturer of
                                                                              automotive fabrics, upholstery, yarns)
A. James Russell                    Nominee                 ---/2000          Construction Manager, J.T. Russell & Sons,
        (42)                                                                  Inc., Albemarle, NC (highway heavy utility
                                                                              construction)


THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES NAMED ABOVE.

INCUMBENT DIRECTORS

         The Company's current Board of Directors includes 11 directors whose terms will continue after the Annual Meeting. The following table contains information about those 11 incumbent directors.


                                         POSITIONS         YEAR IN WHICH
                                           WITH            FIRST ELECTED/                  PRINCIPAL OCCUPATION
                                          COMPANY           CURRENT TERM                 AND BUSINESS EXPERIENCE
     NAME AND AGE                        AND BANK           EXPIRES (1)                     FOR PAST 5 YEARS
-----------------------                 -----------         ------------      -------------------------------------
William S. Aldridge, Jr.                  Director           1993/1999         Manager, Secretary-Treasurer and co-
     (69)                                                                      owner, Stanly Funeral Home, Inc.
                                                                               Albemarle, NC
William F. Clayton                        Director           1992/1998         Cost office supervisor for Aluminum
     (49)                                                                      Company  of  America   (ALCOA),   Badin,  NC
                                                                               (aluminum products manufacturer)
G. Chad Efird                             Director           1993/1999         Retired; previously was Technical
     (74)                                                                      Supervisor, Aluminum Company of
                                                                               America   (ALCOA),    Badin,   NC   aluminum
                                                                               products manufacturer)
Jerry J. Long                             Director           1992/1998         President,  Secretary and  co-owner,  Long's
     (65)                                                                      Diamond  Broker,   Albemarle,   NC  (diamond
                                                                               broker)
W. Chester Lowder                         Director           1995/1999         Director of Field Services, North Carolina
     (48)                                                                      Farm Bureau Federation, Raleigh, NC
                                                                               (agricultural service agency); President,
                                                                               Fork "L" Farm, Inc., Norwood, NC (farming
                                                                               operation)
Pamela S. Morton                          Director           1992/1998         Principal, Endy Elementary
     (44)                                                                      School,            Albemarle, NC,
                                                                               previously Personnel          Director,
                                                                               Stanly County Schools,   Albemarle, NC
John P. Murray, M.D.                      Director           1996/1998         Retired;  previously,  physician,  Albemarle
     (55)                                                                      Ear, Nose and Throat, Albemarle, NC
Catherine A. Pickler                      Director           1995/1998         Homemaker    and    community     volunteer,
     (62)                                                                      New London, NC
B. A. Smith                               Director           1996/1999         Retired,     Stanfield,    NC;    previously
     (63)                                                                      was   pilot  and  Base   Commander,   United
                                                                               States   Air Force
Boyce E. Thompson                         Director           1992/1998         Treasurer,      Stanly     Fixtures     Co.,
     (46)                                                                      Inc.,        Norwood,        NC       (store
                                                                               fixtures
                                                                               manufacturer)
Douglas V. Waddell                        Director           1995/1999         Retired; previously was Manager, Sears
     (68)                                                                      & Roebuck - Automotive Department,
                                                                               Albemarle, NC (retail store)


(1) The year first elected indicates the year in which each individual was first elected a director of the Bank or the Company, as applicable, and does not reflect breaks in certain of the named individuals' tenures as directors of the Bank or the Company, as applicable.

DIRECTOR COMPENSATION

         Each of the Company's directors also serves as a director of the Bank. For service during 1997, the Bank will pay each director a fee of $200 for each Board of Directors meeting attended and $100 for attendance at each meeting of a committee. Directors do not receive additional fees for their services as directors of the Company.

         During 1994, the Company adopted a plan under which individual directors may elect each year to defer receipt of all or a designated portion of their fees for that year. Amounts so deferred earn interest at rates tied to market indices selected quarterly by the plan administrators, and such amounts become payable in the future (in a lump sum or annual installments) as specified by the director at the time of his or her deferral election. During 1996, Directors Lowder, K. Efird, Long and Thompson deferred compensation pursuant to such plan.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Company's and the Bank's Boards of Directors have the same members and hold joint meetings. Each Board of Directors held 12 regular meetings and 3 special meetings during 1996. Each incumbent director attended 75% or more of the aggregate number of meetings of the Boards of Directors and of any committees on which he or she served with the exception of Directors Johnsen, Lowder and Morton whose absences were due to prior business commitments.

         The Company's and the Bank's Boards of Directors have several standing committees, including an Examining Committee, a Personnel Committee, a Compensation Committee and a Nominating Committee.

         The current members of the Examining Committee are Boyce E. Thompson - Chairman, William F. Clayton, James L. Harris, Jerry J. Long and John P. Murray. The Examining Committee reviews the annual audit reports of the Bank's independent auditors and the examination reports issued by bank regulatory agencies, and oversees the work of the Bank's internal auditor. The Examining Committee met 11 times during 1996.

         The current members of the Personnel Committee are G. Chad Efird - Chairman, Pamela S. Morton, B.A. Smith and Douglas V. Waddell. The Personnel Committee is authorized to consider and make recommendations to the Boards of Directors for action on matters pertaining to the compensation of employees (other than executive officers) of the Company and the Bank and to establish personnel policies for the Company and the Bank. The Personnel Committee did not meet during 1996. The Board of Directors has voted that, beginning in 1997, the Compensation Committee will also function as the Personnel Committee.

         The current members of the Compensation Committee are G. Chad Efird - Chairman, William F. Clayton, W. Chester Lowder, James R. Mauney, Pamela S. Morton, B.A. Smith, Jr. and Douglas V. Waddell. The Compensation Committee is authorized to consider and make recommendations to the Boards of Directors for action on matters pertaining to the compensation of executive officers of the Company and the Bank. The Compensation Committee met two times during 1996.

         The current members of the Nominating Committee are Jerry J. Long - Chairman, William S. Aldridge, Jr., W. Kermit Efird, Eric M. Johnsen, M.D. and Pamela S. Morton. The Nominating Committee recommends candidates to the Company's Board of Directors for selection as nominees for election as directors of the Company and the Bank. The Nominating Committee met two times during 1996. In making its recommendations, the Nominating Committee will consider candidates recommended by shareholders. Recommendations of nominee candidates by shareholders for the 1998 Annual Meeting should be submitted in writing to the Chief Executive Officer of the Company by September 30, 1997, and should be accompanied by a statement of each candidate's qualifications to serve as a director.

EXECUTIVE OFFICERS

         The following table contains information about the current executive officers of the Company and the Bank.

                                                                                                      EMPLOYED
                                                       CURRENT POSITIONS                               BY BANK
    NAME AND AGE                                      WITH COMPANY AND/OR BANK                           SINCE
--------------------             -------              -------------------------                       --------
Roger L. Dick (45)               President and Chief Executive Officer of Company and Bank              1983
Jackie S. Jernigan (42)          Executive Vice President of Bank  (retail banking)                     1983
Dawn L. Melton (36)              Executive Vice President of Company (technology)                       1983
Tamara M. Singletary (37)        Executive Vice President of Company  (administration)                  1983
Thomas H. Swaringen (53)         Executive Vice President of Bank (credit administration)               1990

         Effective April 14, 1997, Ron B. Davis will begin employment with the Bank as President. Roger Dick, President and Chief Executive Officer of the Company and the Bank, will remain President and Chief Executive Officer of the Company and Chief Executive Officer of the Bank.

EXECUTIVE COMPENSATION

         The following table shows, for 1996, 1995 and 1994, the compensation paid to or received or deferred by the Company's chief executive officer. No other current executive officer of the Company or the Bank received compensation for 1996 which exceeded $100,000.



                                                             SUMMARY COMPENSATION TABLE
----------------------------------------------------------------------------------------------------------------------


                                        ANNUAL  COMPENSATION                      LONG-TERM COMPENSATION
                                    -------------------------------       -----------------------------------
                                                                                    AWARDS          PAYOUTS
                                                                          ----------------------    --------
                                                                 OTHER                                          ALL
                                                                ANNUAL    RESTRICTED                           OTHER
      NAME AND                                                  COMPEN-      STOCK      OPTIONS/     LTIP     COMPEN-
      PRINCIPAL                      SALARY       BONUS         SATION      AWARDS        SARS      PAYOUTS   SATION
       POSITION             YEAR     ($)(1)       ($)(2)        ($)(3)        ($)         (#)         ($)     ($)(4)
-----------------------     ----   ----------  ------------   ----------  ---------     --------    -------   -------
Roger L. Dick, President    1996   $107,966      $5,398            0           0       63,703(5)       0      $6,802
and Chief Executive
Officer of the Company
and the Bank
                            1995     95,865       3,607           -0-         -0-          -0-        -0-      5,968

                            1994      95,104      3,571           -0-         -0-          -0-        -0-      6,028

(1) Includes amounts deferred at Mr. Dick's election pursuant to the Company's Section 401(k) savings plan.

(2) Includes all cash bonuses received for each year by Mr. Dick. At the end of each year the Company's Board of Directors may approve the payment of annual cash bonuses to individual officers based on the Company's results of operations and their individual performance during the year. The payment and amounts of any such bonuses are determined solely by the Company's Board of Directors. In addition to discretionary cash bonuses, during 1996 the Company maintained an incentive plan under which, at the end of each calendar quarter, each of certain officers and employees could receive a cash bonus (equal to 5.0% of their quarterly salary) if the Company's financial performance for that quarter equaled or exceeded budgeted amounts.

(3) In addition to compensation paid in cash, the Company's executive officers receive certain personal benefits. However, the aggregate value of non-cash benefits received by Mr. Dick during each year did not exceed 10% of cash compensation paid to him.

(4) Consists entirely of the Company's contributions on behalf of Mr. Dick to the Company's Section 401(k) savings plan.

(5) The number of shares covered by options increased to 65,614 as a result of a 3% stock dividend declared in December 1996.

STOCK OPTIONS

         The following table contains information with regard to grants of stock options during 1996 to Roger L. Dick, the Company's President and Chief Executive Officer.



                                            STOCK OPTION GRANTS IN 1996
                                                 INDIVIDUAL GRANTS

                     Number of
                     Securities
                     Underlying       % of Options Granted
                     Options          to Employees in        Exercise or Base
Name                 Granted (#)(1)   Fiscal Year            Price ($) Per Share     Expiration Date
----                 --------------   --------------------   -------------------     ---------------
Roger L. Dick        63,703(2)        50%                    $6.00 (2)               4/15/06

(1) One-fifth of the options vest and become exercisable in each of the five years beginning April 15, 1998, assuming Mr. Dick remains employed by the Company. If Mr. Dick's employment terminates before the end of the vesting period, Mr. Dick may exercise vested options for varying periods after termination (depending on the manner of termination) in accordance with the plan.

(2) The number of shares covered by options increased to 65,614 and the exercise price decreased to $5.825 as a result of a 3% stock dividend declared in December 1996.

         The following table contains information with respect to stock options exercised during 1996, and held at December 31, 1996, by Roger L. Dick, the Company's President and Chief Executive Officer.



                                  AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                               AND FY-END OPTION/SAR VALUES
-----------------------------------------------------------------------------------------------------------------

                                                       NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                      UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS/SARS
                                                      OPTIONS/SARS AT FY-END                AT FY-END
                                                                (#)                          ($)(2)
                                                   -----------------------------   -----------------------------

                          SHARES
                        ACQUIRED ON       VALUE
                         EXERCISE       REALIZED
     NAME                    (#)         ($)(1)    EXERCISABLE    UNEXERCISABLE    EXERCISABLE     UNEXERCISABLE
---------------       ----------------  ---------  ------------    -------------    -----------     -------------
Roger L. Dick                 13,726    $33,313           -0-           65,614            -0-          $11,482



(1) Represents the aggregate fair market value on the date of exercise (based on an estimated market value of $6.00 per share) of shares acquired upon such exercise, minus the aggregate exercise or purchase price of those shares.

(2) Represents the aggregate fair market value at December 31, 1996 (based on an estimated market value of $6.00 per share) of shares underlying unexercised options held on that date, minus the aggregate exercise or purchase price of those shares.

TRANSACTIONS WITH MANAGEMENT

         The Bank has had, and expects to have in the future, banking transactions in the ordinary course of business with certain of the Company's and the Bank's directors and executive officers and their associates. All loans included in such transactions were made on substantially the same terms, including interest rates, repayment terms and collateral, as those prevailing at the time for comparable transactions with other persons, and do not involve more than the normal risk of collectibility or present other unfavorable features.

             PROPOSAL 3: RATIFICATION OF APPOINTMENT OF ACCOUNTANTS

         The Board of Directors has appointed the firm of Dixon, Odom & Co., L.L.P., Certified Public Accountants, as the Company's independent accountants for 1997, and a proposal to ratify that appointment will be submitted for shareholder approval at the Annual Meeting.

         A representative of Dixon, Odom & Co., L.L.P is expected to be present at the Annual Meeting and available to respond to appropriate questions, and will have the opportunity to make a statement if he desires to do so.

         On August 31, 1996, the Company discontinued the services of McGladry & Pullen, L.L.P. and engaged Dixon, Odom & Co., L.L.P. as the Company's independent certified public accountants. In connection with McGladry & Pullen's audits of the financial statements of the Company for the prior three fiscal years, there were no disagreements with the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of McGladry & Pullen, L.L.P., would have caused them to make reference to the subject of the disagreement in connection with their report. In addition, during these periods there was no adverse opinion or disclaimer of opinion or any modification of opinion as to uncertainty, audit scope or accounting principles. The decision to change accountants was approved by the Company's Board of Directors.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF DIXON, ODOM & CO., L.L.P. AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR 1997.

                                  OTHER MATTERS

         The Board of Directors knows of no other business that will be brought before the Annual Meeting. Should other matters properly be presented for action at the Annual Meeting, the Proxies, or their substitutes, will be authorized to vote shares represented by appointments of proxy according to their best judgment.

                            PROPOSALS OF SHAREHOLDERS

         Any proposal of a shareholder which is intended to be presented at the Company's 1998 Annual Meeting must be received by the Company at its main office in Albemarle, North Carolina, no later than November 28, 1997, to be considered timely received for inclusion in the proxy statement and appointment of proxy to be distributed in connection with that meeting.

                             ADDITIONAL INFORMATION

         A COPY OF THE COMPANY'S 1996 ANNUAL REPORT ON FORM 10-K WILL BE PROVIDED WITHOUT CHARGE TO ANY SHAREHOLDER ENTITLED TO VOTE AT THE ANNUAL MEETING UPON THAT SHAREHOLDER'S WRITTEN REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO JUDY H. MILLER SECRETARY, STANLY CAPITAL CORP, 167 NORTH SECOND STREET, ALBEMARLE, NORTH CAROLINA 28001.

                               STANLY CAPITAL CORP



                                      1996


                          ANNUAL REPORT TO SHAREHOLDERS

*******************************************************************************
                                    APPENDIX


                               STANLY CAPITAL CORP

                             167 NORTH SECOND STREET
                         ALBEMARLE, NORTH CAROLINA 28001


                              APPOINTMENT OF PROXY
                         SOLICITED BY BOARD OF DIRECTORS

         The undersigned hereby appoints Roger L. Dick, Dawn L. Melton and Tamara M. Singletary (the "Proxies"), or any of them, as attorneys and proxies, with power of substitution, to vote all outstanding shares of the common stock of Stanly Capital Corp (the "Company") held of record by the undersigned on March 7, 1997, at the Annual Meeting of Shareholders of the Company to be held at the Stanly County Agri-Civic Center at 26032 Newt Road, Albemarle, North Carolina, at 7:30 p.m. on April 22, 1997, and at any adjournments thereof:

1. AMENDMENT OF ARTICLE I OF ARTICLES OF INCORPORATION: PROPOSAL TO CHANGE THE NAME OF THE COMPANY TO "UWHARRIE CAPITAL CORP".

               [ ]   FOR                     [ ] AGAINST           [ ] ABSTAIN


2. ELECTION OF DIRECTORS: Proposal to elect seven directors of the Company for the- terms as indicated or until their successors are duly elected and qualified.

         [ ]  FOR ALL NOMINEES LISTED BELOW      [ ]  WITHHOLD AUTHORITY
              (EXCEPT AS INDICATED OTHERWISE          TO VOTE FOR ALL NOMINEES
              BELOW)                                  LISTED BELOW

         NOMINEES:  Two year term:      CYNTHIA H. BEANE

                    Three year term:    JOE S. BROOKS, RONALD T. BURLESON,
                                        JAMES F. LINK, D.V.M., KENT E. NEWPORT,
                                        GEORGE T. REAVES, A. JAMES RUSSELL

         (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided.)



3. RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS: Proposal to ratify the appointment of Dixon, Odom & Co., L.L.P., as the Company's independent accountants for 1997.

                 [ ] FOR                      [ ] AGAINST           [ ] ABSTAIN

4. OTHER BUSINESS: The Proxies are authorized to vote the shares represented by this Appointment of Proxy according to their best judgment on such other matters as may be presented for action at the Annual Meeting.

         THE SHARES REPRESENTED BY THIS APPOINTMENT OF PROXY WILL BE VOTED BY THE PROXIES IN ACCORDANCE WITH THE SPECIFIC INSTRUCTIONS ABOVE. IN THE ABSENCE OF INSTRUCTIONS, THE PROXIES WILL VOTE SUCH SHARES "FOR" THE ELECTION OF EACH OF THE NOMINEES LISTED IN PROPOSAL 2 ABOVE AND "FOR" PROPOSALS 1 AND 3 ABOVE. IF, AT OR BEFORE THE TIME OF THE MEETING, ANY OF THE NOMINEES LISTED IN PROPOSAL 2 FOR ANY REASON HAVE BECOME UNAVAILABLE FOR ELECTION OR UNABLE TO SERVE AS DIRECTORS, THE PROXIES HAVE THE DISCRETION TO VOTE FOR A SUBSTITUTE NOMINEE OR NOMINEES. THIS APPOINTMENT OF PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING IT OR A DULY EXECUTED APPOINTMENT OF PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING AND REQUESTING THE RIGHT TO VOTE IN PERSON.



                                            Date: _____________________  , 1997



                                            ______________________________(SEAL)
                                            (Signature)


                                            ______________________________(SEAL)
                                            (Signature, if shares held jointly)

                                            INSTRUCTION: PLEASE SIGN ABOVE
                                            EXACTLY AS YOUR NAME APPEARS ON THIS
                                            APPOINTMENT OF PROXY. JOINT OWNERS
                                            OF SHARES SHOULD BOTH SIGN.
                                            FIDUCIARIES OR OTHER PERSONS SIGNING
                                            IN A REPRESENTATIVE CAPACITY SHOULD
                                            INDICATE THE CAPACITY IN WHICH THEY
                                            ARE SIGNING.


                PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS
                      PROXY CARD IN THE ENCLOSED ENVELOPE.